Exhibit 99.1

Acquisition of Navilyst Medical
Investor Conference Call | January 31, 2012

Forward-Looking Statements
Safe Harbor
This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.
Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “expect,” “reaffirm,”
“anticipate,” “plan,” “believe,” “estimate,” “may,” “will,” “predict,” “project,” “might,” “intend,” “potential,” “could,” “would,” “should,” “optimistic,” “seek,” “continue,” “pursue,”
or “our future success depends,” or the negative or other variations thereof or comparable terminology, are intended to identify such forward-looking statements. In particular, they include statements relating to, among other things, future actions, strategies, future performance and future financial results of AngioDynamics. These forward-looking statements are based on current expectations and projections about future events. The forward-looking statements in this document include those with respect to the expected timing of the completion of the transaction.
Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of AngioDynamics may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the factors described from time to time in AngioDynamics’ reports filed with the SEC, including AngioDynamics’ Form 10-K for the fiscal year ended May 31, 2011 and AngioDynamics’ Form 10-Q for the quarterly period ended November 30, 2011; the ability of AngioDynamics to develop its existing and new products; financial community and rating agency perceptions of AngioDynamics; third-party relations and approvals; technological advances and patents attained by competitors;
challenges inherent in new product development, including obtaining regulatory approvals; the ability of AngioDynamics to develop its products; future actions by the FDA or other regulatory agencies; domestic and foreign health care reforms and governmental laws and regulations; results of pending or future clinical trials; overall economic conditions; the results of ongoing litigation; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; general market conditions; market acceptance; foreign currency exchange rate fluctuations; the effects on pricing from group purchasing organizations and competition and the ability of
AngioDynamics to integrate purchased businesses. Risk and uncertainties related to the proposed transaction include, but are not limited to delays in or failure to obtain any required governmental and regulatory approvals with respect to the transaction; failure to obtain stockholder approval of the issuance of the AngioDynamics common stock in connection with the transaction; failure to consummate or delay in consummating the transaction for other reasons; the possibility that the expected benefits of the transaction, including projected synergies and tax benefits, may not materialize as expected; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; and the failure to successfully integrate the products, R&D capabilities, infrastructure and employees of AngioDynamics and Navilyst.
Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. AngioDynamics disclaims any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.
Additional Information
AngioDynamics intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement regarding the issuance of the AngioDynamics common stock in connection with the proposed transaction. The proxy statement will be mailed to AngioDynamics’ stockholders. INVESTORS AND STOCKHOLDERS ARE ENCOURAGED TO READ THE
PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANGIODYNAMICS AND
THE PROPOSED TRANSACTION. Investors and stockholders will also be able to obtain a free copy of these documents (when they are available), as well as other filings made by
AngioDynamics, without charge, at the SEC’s web site at http://www.sec.gov. In addition, the documents filed by AngioDynamics with the SEC may be obtained free of charge by contacting AngioDynamics’ investor relations firm: EVC Group, 60 East 42nd Street, Suite 936, New York, NY 10165.
AngioDynamics, Avista Capital Partners, Navilyst Medical and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from AngioDynamics’ stockholders with respect to the issuance of the AngioDynamics common stock in connection with the proposed transaction. Information regarding the officers and directors of AngioDynamics and their ownership of AngioDynamics common stock is set forth in AngioDynamics’ proxy statement for its most recent annual meeting, which was filed with the SEC on September 6, 2011. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the issuance of the AngioDynamics common stock in connection with the proposed transaction.

Vascular
39%
Fluid
Mgmt
61%

OUS
17%
US
83%

AngioDynamics®

Overview of Navilyst
Navilyst Medical
CY 2011 Revenue: $149M
• Navilyst Medical is a global medical
 device company focused on vascular access,
 interventional radiology and interventional
 cardiology markets
• Acquired by Avista Capital Partners
 from Boston Scientific in February 2008
• $149 million of sales in CY 2011
• Facilities include:
 - Marlborough, Mass. - Headquarters , including R&D,
 S&M and Regulatory
 - Glens Falls, N.Y. - Manufacturing and Distribution;
 182,000 ft2
• 670 employees

Scale
Technology
Operational Excellence
Improved Financial Performance

AngioDynamics®

Navilyst Adds to AngioDynamics …

PORTS	AngioDynamics	Navilyst Medical	COMBINED	BARD
Standard Titanium	✓	✓	✓	✓
Standard Plastic	✗	✓	✓	✓
Low-Profile Titanium	✓	✓	✓	✓
Low Profile Plastic	✗	✓	✓	✓
Dual	✗	✓	✓	✓
Valved Catheter	✗	✓	✓	✓
PICCs				
Reverse Taper	✓	✗	✓	✗
Valved	✗	✓	✓	✓
Custom	✗	✓	✓	✓
Tip Location	✗	✓	✓	✓

AngioDynamics®

Scale
Broad Portfolio of Respected Brands Enhances Competitiveness
PICCs and Ports Market Presence
ANGO
Bard
COMBINED
Bard
Full Line of Vascular Access Products
Others
Others
Navilyst
BEFORE
TRANSACTION
PRO
FORMA

Waste Bag
Contrast
Syringe
Manifold
Catheter
Fluid Delivery Tubing

Others
NAMIC

NAMIC
Others

ANGIODYNAMICS®

Scale
Fluid Management Leadership Provides Entrée into the Cath Lab
NAMIC® Fluid Management Components
• NAMIC® has been the “gold standard” in
 fluid management for the past 40 years
• Broadest line of products available,
 with > 5,000 SKUs
• Loyal customer base due to quality
 reputation and customization
• Interventional cardiologists represent 11
 million procedures or 85% of market
Navilyst Fluid Management Business
U.S. FM Market
OUS FM Market

Technology
Compelling Products and Enabling Platforms - PASV® Valve
PASV® - A Sustainable Competitive Advantage
• Patent protected: Pressure Activated Safety Valve
 - Proximal 3-way valve
 - Direction specific and pressure activated
• Clinically proven benefits for both patients and hospitals
 - Reduced risk for intraluminal occlusion
 - Less use of thrombolytics
 - Reduced bloodstream infection
 - Effective change to saline-only flushing
 - Reduced cost of care and maintenance
 - Long-term reliability with +10 years of history
• Proprietary technology drives premium pricing

5F DL Navilyst PICC
5F DL Competitive PICC

AngioDynamics®

Technology
Compelling Products and Enabling Platforms – BioFlo®
BioFlo® Platform - High Upside Potential
• Venous thrombosis continues to be of concern
 - Thrombosis rates are as high as 23%
 - DVT complications are increasing
 - Current offerings have significant limitations
• BioFlo® technology is …
 - NOT a coating, impregnated agent or active ingredient
 - NOT eluting or transient
• BioFlo® is a non-stick polymer with clinically proven, long-
 term thromboresistant properties
 - 87% reduction in thrombus accumulation
• BioFlo® can be used with PICCs, Ports and Dialysis Catheters
• BioFlo® is approved for use in Canada and Europe and
 pending clearance in the US
5F DL
Competitive
PICC
5F DL
Navilyst
PICC w/
BioFlo®

Operational Excellence
Forging a “Continuous Improvement” Culture
AngioDynamics
to Navilyst
Navilyst to
AngioDynamics
• Sourcing (economies of scale)
• Catheter Assembly
• Electromechanical Assembly
• Extrusion
• Sourcing (economies of scale) • Custom Kitting
• Injection Molding • Lean Practices
• Robust ERP & Document Mgt.   · Six Sigma Operations
• Bar Coding • QMS

Improved Financial Performance
Scale, Technology and Operational Excellence Driving Shareholder Value
(in millions)
Financial Highlights
Tax Benefits
Net Sales
Earnings Per Share
EBITDA
Capital Structure
Cost Savings
~$360M Net Sales in FY13
Accretive to FY13 Non-GAAP EPS* by at least $0.08/share
$60M Adjusted EBITDA* in FY13
$5-7M net cost savings in first year post close
$10-15M annualized net cost savings in 2-3 years
$11.5M, or $0.32/share, in annual cash savings through FY23
NPV of tax asset ~$80M reduces transaction value to $292M
Cumulative cash tax savings of $130M, or $3.65/share
Net Debt to EBITDA of 1.6x PF 2012 EBITDA
* Excludes transaction-related costs and nonrecurring costs.

Transaction Value
Consideration to Navilyst
Shareholders
Transaction Overview
Key Terms
Summary Points
Ownership Structure
Expected Closing
Committed Financing
 $372M*
 63% cash ($237M)
 37% stock ($135M*) 9.5M ANGO shares
 AngioDynamics’ existing shareholders: ~73%
 Avista ownership: ~27%
 • Subject to transfer and voting restrictions
 • 2 additional board seats
 $150M from J.P. Morgan, BofA and Key Bank
 $97M of balance sheet cash
 FY Q4 2012
 Subject to HSR and ANGO shareholder approvals
* Based on ANGO closing stock price on January 30, 2011 of $14.20.

Scale

Significantly Enhanced Presence in Vascular Access

#1 in Fluid Management

Entrée for peripheral vascular portfolio in Catheterization Lab

Technology

NAMIC®

PASV®

BioFlo®

Xcela® and Vaxcel®

Operational Excellence

Lean Manufacturing; Six Sigma Ops

Quality Management System

Injection Molding; Customization

Fully-Integrated ERP

High-Caliber R&D Organization

EPS Accretion

Increased Profitability

Stronger Sales & Earnings Growth

AngioDynamics®

AngioDynamics & Navilyst Medical
Creating a World-Class Platform for Growth
Improved Financial
Performance